Financial Instruments	12 Months Ended
Aug. 31, 2013
Financial Instruments [Abstract]
Financial Instruments
(10)  Financial Instruments

The Company uses derivative instruments to manage its interest rate exposure associated with some of its fixed-rate borrowings.  The Company does not use derivative instruments for trading or speculative purposes.  All derivative instruments are recognized in the Consolidated Balance Sheets at fair value.  The Company designates interest rate swaps as fair value hedges of fixed-rate borrowings.  For derivatives designated as fair value hedges, the change in the fair value of both the derivative instrument and the hedged item are recognized in earnings in the current period.  At the inception of a hedge transaction, the Company formally documents the hedge relationship and the risk management objective for undertaking the hedge.  In addition, it assesses both at inception of the hedge and on an ongoing basis whether the derivative in the hedging transaction has been highly effective in offsetting changes in fair value of the hedged item and whether the derivative is expected to continue to be highly effective.  The impact of any ineffectiveness is recognized currently in earnings.

Counterparties to derivative financial instruments expose the Company to credit-related losses in the event of nonperformance, but the Company regularly monitors the creditworthiness of each counterparty.

Cash Flow Hedges

In fiscal 2012, the Company entered into three forward starting interest rate swap transactions locking in the then current interest rate on $1.0 billion of its anticipated debt issuance in connection with the Alliance Boots investment.  The swaps were terminated when the hedged debt was issued in September 2012.  The swap transactions were designated as cash flow hedges.  The Company recorded an immaterial gain upon termination of the swaps.

Fair Value Hedges

For derivative instruments that are designated and qualify as fair value hedges, the gain or loss on the derivative, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk, are recognized in interest expense on the Consolidated Statements of Comprehensive Income.  Fair value changes in derivatives that are designated and qualify as cash flow hedges are recorded in other comprehensive income, with any ineffectiveness recorded in interest expense.

In May 2011, the Company entered into interest rate swaps with two counterparties converting $250 million of its $1.0 billion 5.250% fixed rate notes to a floating interest rate based on the six-month LIBOR in arrears plus a constant spread.  In March 2012, the Company entered into interest rate swaps with the same two counterparties converting an additional $250 million of its 5.250% fixed-rate notes to a floating interest rate based on the one-month LIBOR in arrears plus a constant spread.  In June and July 2013, the Company converted the remaining $500 million 5.250% fixed-rate notes  to variable rate through two $250 million interest rate swaps, each with a single counterparty.  The variable rates for each of the swaps are based on the six-month LIBOR in arrears plus a constant credit spread.  All swap termination dates coincide with the notes maturity date, January 15, 2019.

In January 2010, the Company entered into six-month LIBOR in arrears swaps with two counterparties for all of its $1.3 billion 4.875% fixed-rate debt.  These swaps terminated on August 1, 2013, in conjunction with the notes maturity date.

The notional amounts of derivative instruments outstanding at August 31, 2013 and 2012, were as follows (in millions):

	2013	2012
Derivatives designated as hedges:
Interest rate swaps	$1,000	$1,800
Forward interest rate swaps	-	1,000

The changes in fair value of the notes attributable to the hedged risk are included in long-term debt on the Consolidated Balance Sheets (see Note 9) and amortized through maturity.  At August 31, 2013, the Company had a net unamortized asset fair value change of $3 million compared to a $40 million liability at August 31, 2012.  Changes in fair value of the cash flow hedges are included in other comprehensive income, with any ineffectiveness recorded directly to interest expense.  Upon termination of the cash flow hedges, cumulative changes included in other comprehensive income will be amortized with the debt's cash flow.  No material fair value changes or ineffectiveness was recorded through other comprehensive income in fiscal 2013.

The fair value and balance sheet presentation of derivative instruments at August 31, 2013, were as follows (in millions):

Location in Consolidated Balance Sheets		2013	2012
Asset derivatives designated as hedges:
Interest rate swaps	Other current assets	$-	$24
Forward interest rate swaps	Other non-current assets	-	-
Interest rate swaps	Other non-current assets	1	39

Gains and losses relating to the ineffectiveness of the Company's derivative instruments are recorded in interest expense on the Consolidated Statements of Comprehensive Income.  The Company recorded a $4 million loss in fiscal 2013 and a $2 million gain in fiscal 2012 due to ineffectiveness.

Warrants

The Company, Alliance Boots and AmerisourceBergen Corporation entered into a Framework Agreement dated as of March 18, 2013, pursuant to which (1) Walgreens and Alliance Boots together were granted the right to purchase a minority equity position in AmerisourceBergen, beginning with the right, but not the obligation, to purchase up to 19,859,795 shares of AmerisourceBergen common stock (approximately 7 percent of the then fully diluted equity of AmerisourceBergen, assuming the exercise in full of the warrants described below) in open market transactions; (2) the Company and Alliance Boots were each  issued (a) a warrant to purchase up to 11,348,456  shares of AmerisourceBergen common stock at an exercise price of $51.50 per share exercisable during a six-month period beginning in March 2016, and (b) a warrant to purchase up to 11,348,456 shares of AmerisourceBergen common stock at an exercise price of $52.50 per share exercisable during a six-month period beginning in March 2017.  The parties and affiliated entities also entered into certain related agreements governing relations between and among the parties thereto, including the Shareholders Agreement, the Transaction Rights Agreement and the Limited Liability Company Agreement of WAB Holdings LLC, a newly formed limited liability company jointly owned by the Company and Alliance Boots for the purpose of acquiring and holding AmerisourceBergen common stock, described in the Company's Current Report on Form 8-K filed on March 20, 2013.

The Company reports its warrants at fair value.  See Note 11 for additional fair value measurement disclosures.  The fair value and balance sheet presentation of derivative instruments not designated as hedges at August 31, 2013, was as follows (In millions):

	Location in Consolidated Balance Sheets	August 31, 2013
Asset derivatives not designated as hedges:
Warrants	Other non-current assets	$ 188